Exhibit 99.1

Zoned Properties Announces Letter of Intent for Lease at Parachute Business Park

American Green, Inc. Commits to Lease 15,000 Square Feet of Space

SCOTTSDALE, Ariz., May 19, 2016 /PRNewswire/ -- Zoned Properties, Inc. (OTCQX: ZDPY), a strategic real estate development firm whose primary mission is to identify, develop, and lease sophisticated, safe, and sustainable properties in emerging industries, including the licensed medical marijuana industry, today announced that it has signed a binding letter of intent to lease approximately 15,000 square feet of space at its flagship Marijuana Business Park located in Parachute, Colorado to American Green, Inc. (OTC PINK: ERBB), a technology company in the cannabis industry.

Bryan McLaren, Chief Executive Officer of Zoned Properties, stated, “We look forward to building the relationship with American Green, Inc. as our first tenant at the Parachute Marijuana Business Park. Our efforts to develop properties in this location began in February when we signed a letter of intent to purchase a small tract of land. Since that time, we have expanded the deal to include up to 35 acres for potential development and very quickly secured our first prospective tenant. We look forward to sharing additional details shortly as we expect the development of this project to progress rapidly by deploying our Triple Set (SSS) development model; a sophisticated, safe and sustainable set of design principles.”

Jonathan Miller, Chief Executive Officer of American Green, Inc., added, “The Zoned Properties Triple-Set model works well for us, enabling us to more rapidly enter new markets with a reasonable lease cost for a fully built-to-suit, technologically advanced facility. We are looking at markets outside of Colorado and working with Zoned Properties makes great sense. With Zoned Properties, we can accelerate our model for brand awareness in this rapidly growing industry, creating a significant and sustainable competitive advantage for American Green, Inc.”

About Zoned Properties, Inc. (OTCQX: ZDPY):

Zoned Properties, Inc. is a strategic real estate development firm whose primary mission is to identify, develop, and lease sophisticated, safe, and sustainable properties in emerging industries, including the medical marijuana industry. The Company acquires commercial properties that face unique zoning challenges and identifies solutions that can potentially have a major impact on the cash flow and value generated. Zoned Properties, Inc. targets commercial properties that can be acquired and potentially re-zoned for specific purposes. Zoned Properties does not grow, harvest, sell or distribute cannabis or any substances regulated under United States law such as the Controlled Substances Act.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations

Brett Maas
Managing Partner
Hayden IR
Tel (646) 536-7331
brett@haydenir.com